Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

     In connection with Amendment 1 to the Annual Report of Leo Motors, Inc. (the "Company") on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Kang, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Robert Kang
                                        ---------------
                                        Robert Kang
                                        Chief Executive Officer, President
                                        and Interim Chief Financial Officer
                                        June 11, 2009